Q3 2019 Earnings Call October 31, 2019

Safe Harbor Language and Reconciliation of 2 Non-GAAP Measures Forward Looking Statements Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: This release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws and is subject to the safe-harbor created by such Act. Forward-looking statements include, but are not, limited to, our financial performance outlook and statements concerning our operations, economic performance, financial condition, goals, beliefs, future growth strategies, investment objectives, plans and current expectations, such as expected benefits, costs and actions related to Project Summit, 2019 and 2020 guidance, and statements about our investments, dividend policy (including expected increases in dividends), and other goals. These forward-looking statements are subject to various known and unknown risks, uncertainties and other factors. When we use words such as "believes," "expects," "anticipates," "estimates" or similar expressions, we are making forward-looking statements. Although we believe that our forward-looking statements are based on reasonable assumptions, our expected results may not be achieved, and actual results may differ materially from our expectations. In addition, important factors that could cause actual results to differ from expectations include, among others: (i) our ability to remain qualified for taxation as a real estate investment trust for U.S. federal income tax purposes; (ii) the adoption of alternative technologies and shifts by our customers to storage of data through non-paper based technologies; (iii) changes in customer preferences on and demand for our storage and information management services; (iv) the cost to comply with current and future laws, regulations and customer demands relating to data security and privacy issues, as well as fire and safety standards; (v) the impact of litigation or disputes that may arise in connection with incidents in which we fail to protect our customers' information or our internal records or IT systems and the impact of such incidents on our reputation and ability to compete; (vi) changes in the price for our storage and information management services relative to the cost of providing such storage and information management services; (vii) changes in the political and economic environments in the countries in which our international subsidiaries operate and changes in the global political climate; (viii) our ability or inability to manage growth, expand internationally, complete acquisitions on satisfactory terms and to close pending acquisitions and to integrate acquired companies efficiently; (ix) changes in the amount of our growth and recurring capital expenditures and our ability to invest according to plan; (x) our ability to comply with our existing debt obligations and restrictions in our debt instruments or to obtain additional financing to meet our working capital needs; (xi) the impact of service interruptions or equipment damage and the cost of power on our data center operations; (xii) changes in the cost of our debt; (xiii) the impact of alternative, more attractive investments on dividends; (xiv) the cost or potential liabilities associated with real estate necessary for our business; (xv) the performance of business partners upon whom we depend for technical assistance or management expertise; (xvi) other trends in competitive or economic conditions affecting our financial condition or results of operations not presently contemplated; and (xvii) our ability to execute on Project Summit and potential impacts of Project Summit on our ability to retain and recruit employees and execute on our strategy, and (xviii) other risks described more fully in our filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in our periodic reports or incorporated therein. You should not rely upon forward-looking statements except as statements of our present intentions and of our present expectations, which may or may not occur. Except as required by law, we undertake no obligation to release publicly the result of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Reconciliation of Non-GAAP Measures: Throughout this presentation, Iron Mountain will discuss (1) Adjusted EBITDA, (2) Adjusted Earnings per Share (“Adjusted EPS”), (3) Funds from Operations (“FFO Nareit”), (4) FFO (Normalized) and (5) Adjusted Funds from Operations (“AFFO”). These measures do not conform to accounting principles generally accepted in the United States (“GAAP”). These non-GAAP measures are supplemental metrics designed to enhance our disclosure and to provide additional information that we believe to be important for investors to consider in addition to, but not as a substitute for, other measures of financial performance reported in accordance with GAAP, such as operating income, income (loss) from continuing operations, net income (loss) attributable to Iron Mountain Incorporated or cash flows from operating activities from continuing operations (as determined in accordance with GAAP). The reconciliation of these measures to the appropriate GAAP measure, as required by Regulation G under the Securities Exchange Act of 1934, as amended, and their definitions are included later in this document (see Table of Contents). Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition property, plant and equipment (including of real estate) and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful. Note: Definition of Non-GAAP and other measures and reconciliations of Non-GAAP to GAAP measures can be found in the Supplemental Financial Information

Q3 Performance 3 Storage rental revenue growth accelerates • Total organic Storage rental revenue growth accelerated to 3.0%, attributable to revenue management • Organic Service revenue declined 3.0%, impacted by paper prices (organic Service up 0.2% ex. paper) • Volume continues to grow well, up 40bps organically TTM in Records Management, similar to Q2 Continue to extend reach beyond core records management storage offering • Strong Q3 performance in Consumer and Other volume with 17% sequential growth • Federal team had its best quarter to date, revenue growing double digits • Good success in Digital Solutions enabling pull-through of other storage and service opportunities Data Center momentum continues to build • Over 15MW leased year to date; on track to the high end of 15-20MW guidance • New turn-key data center capacity brought on-line in key markets around the world • Strong leasing pipeline driven by an uptick in larger enterprise activity

Project Summit – Key Messages 4 Simplifying Global Streamlining Managerial Enhancing Customer Structure Structure for the Future Experience • Uniting RIM operations under one leader • Consolidating the number of layers and • Aligning global and regional customer- reporting levels facing resources across RIM product lines • Rebalancing resources to sharpen focus on higher growth areas • Reducing the number of positions at the VP • Providing customers with a more integrated level and above by approximately 45% experience • Reducing total managerial & administrative • Leveraging technology to modernize workforce by approximately 700 positions processes for better alignment between over the next two years new digital solutions and core business • Creating a more dynamic agile organization that is better positioned to make faster decisions and execute its strategy in key growth areas Focusing on highest potential opportunities while creating a more efficient organization that can embrace and execute change faster to become a stronger customer partner

Project Summit – Expected Financial Impact 5 Financial Impact Annual run-rate Adjusted EBITDA benefits of $200M by end of 2022 Total Cost to Implement Approximately $240M over next two years Q4’19 Restructuring Charge ~$60M, with expected benefit delivered beginning in 2020 Program to drive significant Adjusted EBITDA benefits and enable deleveraging

Durable Global Storage Portfolio 6 710,000 705,000 700,000 695,000 690,000 685,000 680,000 Cubic Cubic Feet (000s) 675,000 670,000 665,000 Q3 2017 Q4 2017 Q1 2018 Q2 2018 Q3 2018 Q4 2018 Q1 2019 Q2 2019 Q3 2019 Records Management Data Protection Adjacent Businesses Consumer and other Businesses Note: Business acquisitions volume acquired during the quarter included in Total Volume

Data Center Leasing on Track 7 Singapore (SIN-1) Data Center • 8MW of new and expansion leases signed in Q3; 15MW YTD through Q3 • ~ 75% of new and expansion leasing from new logos • ~40% of enterprise pipeline generated by core RIM sales team • Clear line of sight to achieving FY2019 leasing target of 15-20 megawatts • New turn-key data center capacity brought on-line in key markets around the world o Phoenix, London, Amsterdam and Singapore

Q3 Financial Performance 8 Constant Organic In millions, except per-share data Q3-19 Q3-18 Y/Y % Currency Y/Y% Growth Revenue $1,062 $1,061 0.1% 1.7% 0.7% Storage $673 $657 2.5% 4.0% 3.0% Service $389 $404 -3.7% -2.1% -3.0% Adjusted Gross Profit(1) $613 $616 -0.5% Adjusted Gross Profit Margin 57.7% 58.0% -30bps Adjusted SG&A Expenses(2) $237 $253 -6.5% -5.1% Income from Continuing Operations $108 $77 40.0% Adjusted EBITDA(3) $376 $362 3.7% 5.0% Adjusted EBITDA Margin(3) 35.4% 34.2% 120 bps Net Income $108 $66 64.7% AFFO(3) $225 $227 -0.8% Dividend/Share $0.61 $0.59 4.0% Fully Diluted Shares Outstanding 288 287 0.2% (1) Excludes Significant Acquisition Costs of $1.9m and $2.9m in Q3 2019 and Q3 2018, respectively (2) Excludes Significant Acquisition Costs of $2.0m and $6.4m in Q3 2019 and Q3 2018, respectively (3) Reconciliation for Adjusted EBITDA and AFFO to their respective GAAP measures can be found in the Supplemental Financial Information on Pages 15 and 17, respectively

Organic Revenue Growth Trends 9 Q3 2019 Developed Other Total Markets(1) International(2) Organic Revenue Growth Storage 2.3% 4.5% 3.0% Service / Service excl. paper impact (3.1)% / 1.3% (5.7)% (3.0)% / 0.2% Total 0.2% 0.6% 0.7% (1) Represents North America Records and Information Management, North America Data Management and Western Europe reporting segments (2) Other International represents Emerging Markets, Australia and New Zealand

Segment Adjusted EBITDA Margin 10 Adjusted EBITDA Q3 2019 Q3 2018 Change in bps Margin North America RIM 45.5% 46.1% -60 North America DM 56.3% 54.9% 140 Western Europe 31.8% 32.3% -50 Other International 31.4% 30.0% 140 Global Data Center 50.1% 43.1% 700 Corporate and Other(1) (5.5%) (6.4%) -90 Total(2) 35.4% 34.2% 120 (1) Reflected as a percentage of total revenue (2) Reconciliation for Total Adjusted EBITDA to its respective GAAP measure can be found in the Supplemental Financial Information on Page 15

Balance Sheet Remains Well Positioned 11 Balance Sheet Highlights as of 9/30/19 Net Lease Adjusted Leverage 5.8x 5.7x • 80% Fixed Rate Debt • 4.9% weighted average interest rate • 6.0 years weighted average maturity • No significant maturities until 2023 J.P. Morgan Iron Mountain Issued $1 billion of 10-year bonds at 4.875% REIT Composite Source: J.P. Morgan REIT Weekly U.S. Real Estate report October 18, 2019 and company reports

# Updated 2019 Guidance

12

| $ in MM | 2019 Guidance | Previous 2019 Guidance |
|---|---|---|
| Revenue | $4,250 - $4,280 | $4,250 - $4,325 |
| Adj. EBITDA | $1,430 - $1,450 | $1,440 - $1,480 |
| Adj. EPS | $1.00 - $1.05 | $1.00 - $1.10 |
| AFFO | $850 - $870 | $870 - $900 |

- Expected organic storage rental revenue growth of ~2.5%; total organic revenue growth of ~1%
- Lease accounting is expected to reduce 2019 Adjusted EBITDA by $10 mm to $15 mm
- Interest expense is expected to be ~$420 mm and normalized cash taxes to be $55 mm to $65 mm
- Expect structural tax rate of 18% to 20%
- Assumes full-year weighted average shares outstanding of ~288 mm
- Real Estate and Non-Real Estate recurring CapEx and Non-Real Estate Growth Investments expected to be $145 to $155 mm
- Real Estate Growth Investment and Innovation of ~$175 mm
- Business acquisitions of ~$80 mm plus acquisitions of customer relationships and inducements of ~$75 mm
- Data Center development capex expected to be ~$350 mm (assumes closing of Frankfurt JV)
- Project Summit expected to result in Q4 restructuring charge of $60 mm, with no benefit to Adjusted EBITDA in 2019

(1) Based on FX rates as of January 4, 2019

Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain's transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.

IRON MOUNTAIN®

Expected 2020 Adjusted EBITDA with Project 13 Summit ~ 5.5% growth $30 $1,540-$1,565 ($ in millions) $ 50 ~ 4% growth $60 $1,430-$1,450 $25-$30 $1,400-$1,425 2019 Adjusted Spot Paper & 2019 Normalized Organic Adjusted Benefit of Project Benefit of Project 2020 Adjusted EBITDA Guidance FX(1) Adjusted EBITDA EBITDA Growth Summit 2019 Summit 2020 In- EBITDA with 1) Based on September FX rates and paper prices Actions Year Actions(2) Summit 2) Benefits to come in the second half of 2020

Key Takeaways 14 Solid Q3 Performance – Adjusted EBITDA grew 5% year over year excluding FX Q3 total organic Storage revenue growth accelerated to 3.0% year over year Project Summit expected to yield significant free cash flow benefits starting in 2020 Data Center leasing on track to the high end of 15-20MW target Committed to growing the dividend while reducing payout ratio over time

Appendix

Global RM Organic Volume up 40 Bps 16 Developed Markets Other International 0.3% -0.5% -0.4% -0.5% -1.0% 9.0% 9.0% 0.3% -0.4% -0.9% -1.2% 0.1% 0.2% 0.2% 0.1% 0.1% 0.1% 0.1% 7.3% 2.0% 7.0% 1.7% 2.2% 2.2% 2.1% 6.5% 1.7% 1.6% 1.5% 6.0% 5.8% 5.2% 5.4% 5.2% 4.0% 1.8% 3.8% 3.1% 1.8% 1.7% 2.6% 2.4% 4.0% 3.8% 3.8% 3.7% 3.9% 3.8% 3.7% 3.8% 2.4% 2.5% 2.5% 2.7% 2.9% 3.3% 7.6% 7.3% 7.4% 7.2% 7.0% 7.0% 6.9% 6.5% -4.3% -4.3% -4.6% -4.9% -5.0% -5.0% -4.9% -5.0% -2.8% -2.9% -3.1% -3.2% -3.2% -3.2% -3.0% -3.0% -1.7% -1.7% -1.7% -3.2% -3.0% -2.9% -3.4% -3.3% -1.6% -1.6% -1.6% -1.6% -1.5% -3.0% -3.1% -3.2% Q4-17A Q1-18A Q2-18A Q3-18A Q4-18A Q1-19A Q2-19A Q3-19A Q4-17A Q1-18A Q2-18A Q3-18A Q4-18A Q1-19A Q2-19A Q3-19A (1) (2) (1) Represents CuFt acquired at close. CuFt activity post close flows through new sales, new volume from existing customers, destructions, outperms / terms as appropriate. Acquisitions/ dispositions reflects business acquisition volume net of dispositions related to sale of Russia / Ukraine business. (2) Acquisitions of customer relationships are included in new sales as the nature of these transactions is similar to new customer wins. Note: volume calculated on a trailing twelve-month basis

Estimated Cash Available for Dividends and 17 Discretionary Investments in 2019 in $MM $ in millions 2019E Adjusted EBITDA $1,430 $1,450 $335 Non-cash stock compensation/other (including non-cash Incremental 55 Data Center permanent withdrawal fees) Capital Needed $350 for Discretionary $375 Development Capex Adjusted EBITDA and non-cash expenses $1,485 $1,505 Investments $185 Less: $490 Cash interest and normalized cash taxes 480 Total recurring capex and non-real estate investment 150 Real Estate Growth (1) $175$155 Investments and Customer inducements and customer relationships 75 Capital Recycling $190+ Innovation2 Cash available for dividends and investments $780 $800 /Investment Partnerships Frankfurt DC Land Expected common dividend to be declared 703 $50 $150 Purchase Cash available for core and discretionary investments $77 $97 $100~$90 $80 Base Acquisitions Discretionary Sources(3) Investments(3) (1) Customer inducements and customer relationships are not deducted from AFFO as they represent discretionary growth investment (2) Includes core growth racking and excludes Northern Virginia Data Center development under capital lease (3) Excludes possible future data center acquisitions. Note: Iron Mountain does not provide a reconciliation of non-GAAP measures that it discusses as part of its annual guidance or long term outlook because certain significant information required for such reconciliation is not available without unreasonable efforts or at all, including, most notably, the impact of exchange rates on Iron Mountain’s transactions, loss or gain related to the disposition of real estate and other income or expense. Without this information, Iron Mountain does not believe that a reconciliation would be meaningful.